STOCK PURCHASE AGREEMENT
                            ------------------------
                                 AMENDMENT NO. 1
                                 ---------------

         STOCK PURCHASE AGREEMENT, dated as of April 2, 2001, by and between HALTER CAPITAL CORPORATION a company incorporated under the laws of the state of Texas, having an office and address at 2591 Dallas Parkway, Suite 102, Frisco, TX 75034 ("Purchaser"), ZHENG YAO, an individual acting through his attorney-in-fact, Sophia Yao with an address at 100 South Ellsworth Ave., Suite 900, San Mateo, CA 94401 ("Seller"), SOPHIA YAO, an individual with an address at 100 South Ellsworth Ave., Suite 900, San Mateo, CA 94401 ("Yao") and OMNI DOORS, INC. a company incorporated under the laws of Florida, having an office and address at 100 South Ellsworth Ave., Suite 900, San Mateo, CA 94401 ("Company").

W I T N E S S E T H

         WHEREAS, Seller desires to sell to Purchaser 6,822,900 shares of the Company's common stock ("Shares"), representing approximately 60% of the Company's issued and outstanding shares in the common stock of the Company, on the terms and condition set forth in this Stock Purchase Agreement ("Agreement"), and

         WHEREAS, Purchasers desire to buy the Shares on the terms and conditions set forth herein, and

         WHEREAS the Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transaction and for the purpose of making certain representations and warranties to and covenants and agreement with the Purchaser, and

         WHEREAS, Yao joins in the execution of this Agreement for the purpose of making certain representations and warranties to and covenants and agreements with the Purchaser.

         NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                    ARTICLE I
                         SALE AND PURCHASE OF THE SHARES
                         -------------------------------


1.1 Sale of the Shares. Upon the execution of this Agreement, subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall deliver the Shares to Purchaser who shall purchase the Shares from Seller.

1.2 Instruments of conveyance and Transfer. At the Closing, Seller shall deliver a certificate or certificates representing the Shares to
         Purchaser, in form and substance satisfactory to Purchaser ("Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

1.3 Consideration and Payment for the Shares . In consideration for the Shares, Purchaser shall pay to Seller the Purchase price of Two Hundred Seventy Thousand ($270,000) Dollars in U.S. currency ("Purchase Price"). The Purchase Price shall be payable only upon Closing (as set forth in Article 7 hereof).

                                    ARTICLE 2
                    RESIGNATION OF THE DIRECTORS AND OFFICERS
                    -----------------------------------------

2.1 Prior to the Closing, the Company will cause each person who is a director or officer of the Company, as set forth in Schedule 2.1, to submit his or her written resignation as director or officer of the Company which will be effective immediately and the Company will take all steps required to appoint nominees of Purchaser as directors and officers of the Company.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

         The Seller represents and warrants to the Purchaser the following

3.1 Transfer of Title. Seller shall transfer title, in and to the Shares to the Purchase free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

         (a) Due Execution This Agreement has been duly executed and delivered by the Seller.


         (b) Valid Agreement This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the Seller enforceable against the Seller in accordance with its respective terms.

3.2 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Seller of this Agreement did not and will not and, the sale by the Seller of the Shares will not contravene or constitute a default under or violation of ( i ) any provision of applicable law or regulation, (ii ) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any its assets, or result in the creation or imposition of any lien on any asset of the Seller.


3.3 Due Diligence Materials. The information heretofore furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.


3.4 Not a Voting Trust: No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.


3.5 Survival of Representations. The representations and warranties herein by the Seller will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

3.6 Adoption of Company's Representations. The Seller adopts and remakes as its own each and every representation made by the Company in Article 4 below.

3.7 Notwithstanding the foregoing, in no-event shall the Seller have any liability under the provisions of this Paragraph 2 or under Paragraph 4 and 6 hereof that shall arise in whole or in part from the acts of failures to act by the Purchaser or any of its affiliate, or shall relate to the status or standing (including the financial status or standing) of the Company or its conduct of business prior to July 14, 1998.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

         The Company represents and warrants to the Purchaser the following:

4.1 Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Florida (as evidenced by the certificate of good standing attached hereto as Schedule 4.1 (a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries. The Company is duly qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary (as evidenced by the certificates of good standing attached hereto as
         Schedule 4.1 (b). All actions taken by the directors and shareholders of the Company have been valid and in accordance with the laws of the State of Florida.

4.2 (a) Company Authority. The Company has all requisite corporate power and authority to enter into and perform this Agreement.

         (b) Due Authorization. The execution, delivery and performance by the Company of this Agreement has been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its shareholders is required.

         (c) Valid Execution. This Agreement has been duly executed and delivered by the Company.

         (d) Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Company, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.3 Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Company is 25,000,000 shares of common stock with no par value per share. The issued and outstanding capital stock of the Company is 11,400,000 shares of common stock and no other shares of capital stock of the Company will be issued or outstanding as of the date of Closing. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholder of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof and at Closing ( i ) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and ( ii ) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and ( iii ) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company's articles of incorporation of by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct copies of the Company's articles of incorporation and by-laws.

4.4 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Company of this Agreement does not and will not contravene or constitute a default under or violation of ( i ) any provision of applicable law or regulation, ( ii ) the Company's articles of incorporation or bylaws, ( iii ) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any lien on any asset of the Company. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

4.5 SEC Representations. Since July 14, 1998 through the date hereof, the Company has timely filed all forms, reports and documents with the Commission required to be filed by it (all of the foregoing filed prior to the date hereof, including but not limited to any filings required in connection with or pursuant to Regulation D, Sections 504, 505, and 506, as applicable, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being referred to herein collectively as the "SEC Reports"). The Company has delivered to Purchaser true and complete copies of the SEC Reports. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws Act and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

4.6      Financial Statements.

         (a) The Purchaser has received a copy of the audited financial statements of the Company as of June 30, 2000, and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principals consistently followed by the Company throughout the periods indicated. The Purchaser has received a copy of the unaudited financial statements of the Company for the period ended December 31, 2000, and the related statements of income and retained earnings for the period then ended. The unaudited financial statements have been prepared by management, and are believed to fairly present the financial position of the Company as of the date of the financial statements. Such financial statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature. Additionally, the Company will have no liabilities of any kind or nature as of the Closing Date.

         (b) Since December 31, 2000 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Company, except in the ordinary course of business; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

4.7      No  Litigation.  The  Company  is not (and has not been) a party to any
         suit,  action,   arbitration,  or  legal,   administrative,   or  other
         proceeding, or pending governmental investigation. To the best knowledge of the Company, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the Company and the Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

4.8 No Taxes. The Company is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company have been paid, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP.

4.9 (a) The Company is not currently carrying on any business and is not a party to any contract, agreement, lease or order which would subject it to any performance or business obligations or restrictions in the future after the closing of this Agreement.

         (b) The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

         (c) The Company has no shareholder contracts or agreements.

         (d) The Company has no insurance, stock option plans or employee benefit plans whatsoever

         (e) The Company is not in default under any contract or any other document

         (f) The Company has no written or oral contracts with any third party except with its transfer agent, Securities Transfer Corporation.

         (g)  The  Company  has  no  outstanding   powers  of  attorney  and  no
         obligations concerning the performance of the Seller concerning this Agreement.

         (h) The Company has all material Permits ("Permits means all licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties, of, and to carry on the business of the Company); ( ii ) all such Permits are in full force and effect, and the Company has fulfilled and performed all material obligations with respect to such Permits; ( iii ) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit, and ( iv ) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

         (i) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case (x) in violation of any law, rule or regulation or (y) of a character required to be disclosed by the Company in any of the SEC Reports.

         (j) There are no outstanding judgments or UCC financing instruments or UCC Securities Interests filed against the Company or any of its properties.

         (k) The Company has no debt, loan, or obligations of any kind, to any of its directors, officers, shareholders, or employees, which will not be satisfied at the Closing.

4.10 No Liabilities. There are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability. The Company does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the Company's financial statements.

4.11 OTC Listing. The Company is currently listed on the OTC Electronic Bulletin Board with the following trading symbol "OMDO". The Company is not in default with respect to any listing requirements of the NASD.

4.12 Prior Offerings. All issuances by the Company of shares of common stock in past transactions have been legally and validly effected, and all of such shares of common stock are fully paid and non-assessable.

4.13 Compliance with Law. To the best of its knowledge, the Company has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against the company by any federal, state or local government, or any department, board, agency or other body thereof.

4.14. Corporate Documents Effective. The articles of incorporation, as amended, and the bylaws of the Company, as provided to Purchaser are, or will at Closing be, in full force and effect and all actions of the Board of Directors or shareholders required to accomplish same have, or will at Closing have been, taken.

4.15 True Representations. The information heretofore furnished by the Company to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

4.16 Survival. The representations and warranties herein by the Company will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing Time and will, except, as otherwise provided herein, survive the Closing for a period of one (1) year.

                                    ARTICLE 5
                                    COVENANTS
                                    ---------

         From the date of this Agreement to Closing, the Seller and the Company covenant as follows.

5.1 Seller will to the best of his ability preserve intact the current status of the Company and the trading capacity of the Company as a NASD Bulletin Board company

5.2 The Seller will furnish Purchaser with whatever corporate records and documents are available, such as Articles of Incorporation and Bylaws. The minute book will contain all required board minutes and resolutions for all corporate activities incurred since July 14, 1998.

5.3 The Company will not enter into any contract, written or oral, or business transaction, merger or business combination, or incur any debts, loan, or obligations without the express written consent of Purchaser or enter into any agreements with its officers, directors, or shareholders.

5.4 The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares in the common stock of the Company without the express written consent of Purchaser.

5.5 The Company will not issue any stock options, warrants or other rights or interest in the Shares or to its shares of common stock.

5.6 The Seller will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

5.7 The Company will not declare any dividend in cash or stock, or any other benefit to its shareholders.

5.8 The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

5.9 The Seller will obtain and submit to the Purchaser resignation of current officers and directors.

5.10 The Company will arrange for the Company's current bank account to be closed and the delivery of all bank account statements and records pertaining to this account.


                                    ARTICLE 6
                                INDEMNIFICATIONS
                                ----------------

6.1 The Company, Seller and Yao do, jointly and severally, and hereby do agree to, indemnify and hold harmless the Purchaser (which includes, for the purposes of this Article, Purchaser's officers and directors, and shareholders) against any Losses, joint or several, to which Purchaser may become subject under the Exchange Act, any state or federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company and Seller will in addition reimburse Purchaser for any legal or any other expenses reasonably incurred by Purchaser in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Purchaser and shall survive the sale of the Shares to Purchaser. As used herein, "Losses" means any loss, claim, damage, award, liabilities, suits, penalties, forfeitures, cost or expense (including, without limitation, reasonable attorneys', consultant and other professional fees and disbursements of every kind, nature and description).

                                    ARTICLE 7
                        CLOSING AND DELIVERY OF DOCUMENTS
                        ---------------------------------

7.1 Closing. The closing shall be held on or before April 6, 2001. The Closing shall occur as a single integrated transaction, as follows.

         (a) Delivery by Seller

                  (i) Seller shall deliver to the Purchaser such instruments, documents and certificates as are required to be delivered by Seller or its representatives pursuant to the provisions of this Agreement.

                  (ii) Seller shall deliver to Purchaser a document from Sophia Yao personally guaranteeing the warranties and representations made by the Company in the substance and form acceptable to Purchaser.

                  (iii) Seller shall deliver the Certificates as directed by Purchaser.

         (b) Delivery by Purchaser

                  (i) The Purchaser shall pay Two Hundred Twenty Thousand dollars ($220,000) to the Seller in form of a cashier's check made payable to the Seller.

                  (ii) The Purchaser shall deposit a check in the amount of Fifty Thousand dollars ($50,000) with Securities Transfer Corporation as per an Escrow Agreement dated April 2, 2001, attached hereto as Exhibit A.

                  (iii) A certificate executed by Purchaser dated the Closing Date, certifying that the representations and warranties of Purchaser contained in this Agreement are then true in all respects.


                                    ARTICLE 8
                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

8.1 Waiver. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty, No modification or amendment of this Agreements shall be valid and binding unless it be in writing and signed by all parties hereto.

8.2 Termination by Purchaser. Notwithstanding anything to the contrary herein, Purchaser shall have the right, in its sole and absolute discretion, at any time prior to its payment of the Purchase Price, to terminate this Agreement, in which event, this Agreement shall be terminated and no party shall have any further obligation to any other party.

                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

9.1 Entire Agreement This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

9.2 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:


                           If to Purchaser:
                           ----------------
                           Halter Capital Corporation
                           2591 Dallas Parkway, Suite 102
                           Frisco, TX 75034

                           If to Seller, the Company, or Yao:
                           ----------------------------------
                           c/o Sophia Yao
                           100 South Ellsworth Ave., Suite 900
                           San Mateo, CA 94401

9.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Texas (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the County of Dallas, with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 9.2, together with a copy to be delivered to such party's attorneys via telecopier ( if provided in Section 9.2). Such service shall be deemed to be completed when mailed and sent and received by telecopier. Seller and Purchaser each waives any objection based on forum non conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

9.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.5 Taxes Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payments. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

9.6 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, cancelled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supercede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

9.7 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

9.8 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

9.9 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

9.10 Exhibits and Schedules. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

9.11 Captions All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

9.12 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.


         ZHENG YAO                              OMNI DOORS,  INC.



         --------------------------------       --------------------------------
         By: Sophia Yao, attorney-in-fact       By: Sophia Yao, President


         HALTER CAPITAL CORPORATION



         --------------------------------       --------------------------------
         By: Kevin B. Halter, President.        By: Sophia Yao, Individually

                                ESCROW AGREEMENT


Agreement made this 2nd day of April 2001 by and among Halter Capital Corporation, ("HCC"), a Texas corporation and Zheng Yao, and individual acting through his attorney-in-fact, Sophia Yao ("YAO"), and Securities Transfer Corporation, ("STC"), a Texas corporation, with reference to the following facts and circumstances:

         A. HCC and YAO have executed that certain Stock Purchase Agreement, dated April 2, 2001, (the "Agreement"), whereby YAO will sell 6,822,900, shares of Omni Doors, Inc. upon closing to HCC in consideration of payment of $270,000.00 by YAO to HCC.

         B. HCC and YAO have agreed to place Fifty Thousand Dollars ($50,000.00) in escrow until June 30, 2001;

         C. HCC will deliver to the Escrow Agent herewith Fifty Thousand Dollars ($50,000.00) (the "Escrow Funds") payable by check on or before April 6, 2001 for disposition in accordance with and subject to the terms and conditions, of the Escrow Agreement.

THEREFORE, in consideration of the mutual covenants and agreement hereinafter set forth, the parties agree as follows:

                  1. Escrow Funds. The Escrow Funds shall be delivered to the Escrow Agent by wire transfer or check on or before April 6, 2001

                  2. Release of the Escrowed Funds. All Escrowed funds shall be held in escrow until released in accordance with the following schedule:

         (i) The $50,000.00 shall be held in escrow and will be released to YAO provided that the following documents ("Documents") either original and/or copies have been delivered to HCC on or before June 30, 2001:

                  (a) Bank statements of Omni Doors, Inc. beginning July 1, 2000 through February 28, 2000 and/or through such date and time that the bank account was closed by the Corporation.
                  (b) The federal tax returns of Omni Doors, Inc. for the years ending 1998, 1999 and 2000.

                  (c) The state tax returns of Omni Doors, Inc. for the years ending 1998, 1999 and 2000.

         (i) In the event that YAO does not deliver all the Documents on or before June 30, 2001, then the Escrow Agent upon receipt of a demand letter from HCC shall return the entire $50,000.00 to HCC.
         (ii) The Escrow Agent shall release the funds to YAO upon receipt of a letter from YAO certifying that all the required conditions as described have been met.

         3. Duration and Termination; Release. The Agreement will expire on June 30, 2001. If by such expiration date the conditions for release have not been met, the escrowed funds are to be released to HCC and the Escrow Agent is thereupon relieved of all further obligations hereunder. This Agreement will terminate automatically if the Company ceases to exist and no successor becomes a party to this Agreement. In such event, the Escrow Agent shall tender the funds to the Company's receiver, trustee in bankruptcy or person in a similar capacity. Should no such person exist, the Escrow Agent shall return the funds to YAO.

         4. Additional Requirements. In order to ensure performance hereunder and to implement the provisions of this Agreement, all parties hereto shall take whatever action and do such things, as may be required or necessary to do so.

         5. Authority to Amend. This agreement shall not be terminated, revoked, rescinded, altered or modified in any respect without the prior consent of the parties hereto.

         6. Controversy. If any controversy arises between the parties hereto or with any third person, the Escrow Agent shall not be required to determine the same or to take any action, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Escrow Agent my require. In the alternative, the Escrow Agent may, at its discretion, institute such appropriate interpleader or other proceedings in connection therewith as it may deem proper, notwithstanding anything in this Agreement to the contrary. In any such event, the Escrow Agent shall not be liable for interest or damages to any of the parties.

         7. Escrow Agent's Liability. The Escrow Agent's obligations and duties in connection herewith are confined to those specifically stated in this Agreement. The Escrow Agent shall not be in any manner liable or responsible for the sufficiency, correctness, genuineness or validity or any instruments deposited with it or with reference to the form of execution thereof, or the identity, authority or rights of any person executing or depositing same. The Escrow Agent shall not be liable for any loss, which may occur, except for its own negligence or willful misconduct.

         8. Binding Agreement and Substitution of Escrow Agent. The terms and conditions of this Agreement shall be binding on the successors or assigns of the parties hereto. If, for any reason, the Escrow Agent names herein should be unable or unwilling to continue as such Escrow Agent, then the other parties to this Agreement may substitute another person to serve as Escrow Agent.


Halter Capital Corporation

By: __________________________________
      Kevin B. Halter, President


Zheng Yao

By: __________________________________
      Sophia Yao, Attorney-in-fact

ESCROW AGENT:

Securities Transfer Corporation

By: __________________________________
      George Johnson, Vice President